MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.



FUND LOGO



Annual Report

October 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and
   Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.



The Benefits and
Risks of
Leveraging


Merrill Lynch Municipal Strategy Fund, Inc. utilizes lever-aging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


DEAR SHAREHOLDER


For the year ended October 31, 1999, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.569 per share income dividends, which included earned and unpaid dividends of $0.041. This represents a net annualized yield of 6.40%, based on a month-end net asset value of $8.89. Over the same period, the total investment return on the Fund's Common Stock was -11.94%, based on a change in per share net asset value from $10.96 to $8.89, and assuming reinvestment of $0.760 per share ordinary income dividends and $0.096 per share capital gains distributions.

For the six months ended October 31, 1999, the total investment return on the Fund's Common Stock was -13.42%, based on a change in per share net asset value from $10.56 to $8.89, and assuming reinvestment of $0.270 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.24%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the three-month period ended October 31, 1999. Continued strong US employment growth was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the three-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 10 basis points (0.10%).

Long-term tax-exempt bond yields also rose during the three months ended October 31, 1999. Investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 50 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
For the past three months, and for most of this year, we underestimated the underlying strength of both the US and global economies. We had believed that, in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in meaningful increases in interest rates. However, while inflationary pressures did not surface as increases in productivity kept US labor costs low, concerns of future inflation pushed long-term bond yields much higher faster then we had expected. Economies around the world rebounded from last fall's financial market turmoil with surprising strength. Improvements in these foreign economies also allowed the Federal Reserve Board to raise short-term interest rates, pushing long-term interest rates higher as well.

We opted to maintain a fully invested position with emphasis on seeking to enhance tax-exempt income. Overall portfolio composition was largely current coupon, longer-dated issues for incremental yield. To some extent, this was a reflection of our belief that tax-exempt yields would remain in a narrow range with little need for price appreciation. This strategy resulted in an attractive tax-exempt yield for our shareholders. However, this was accompanied by an increased net asset value volatility.

At October 31, 1999, Merrill Lynch Municipal Strategy Fund, Inc. was positioned positively. We believe that we are approaching the highs in yields. Recent interest rate increases as well as the anticipated tightening in mid-November largely restored investor confidence that the Federal Reserve Board would not allow inflation to rise significantly. Some decline in economic growth, particularly in the housing and retail sales sectors, can already be seen in response to interest rate increases in recent months. Additionally, history suggests that whenever tax-exempt bond yields rise close to or above US Treasury bond yields for an extended period of time, municipal bond portfolios tend to generate better total returns in the following six months--twelve months.

During the October quarter, short-term tax-exempt interest rates provided a significant yield benefit to the Fund's Common Stock shareholders. Although the Federal Reserve Board increased short-term taxable interest rates twice during the period and again on November 16, 1999, interest rates on the Fund's Preferred Stock remained near historical averages for much of the past three months. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



December 7, 1999






Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
               S&P     Moody's     Face                                                                          Value
STATE          Ratings Ratings    Amount    Issue                                                              (Note 1a)
Alaska--1.4%                                Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Exxon Pipeline Company Project), VRDN (i):
               A1+     VMIG1++   $   200      Series A, 3.50% due 12/01/2033                                    $    200
               A1+     VMIG1++     2,000      Series C, 3.50% due 12/01/2033                                       2,000

Arizona--5.7%  B       B2          2,000    Apache County, Arizona, IDA, PCR, Refunding (Tuscon
                                            Electric Power Company Project), Series A, 5.85% due 3/01/2028         1,747
               BBB-    Baa3        1,500    Maricopa County, Arizona, Pollution Control Corporation,
                                            PCR, Refunding (Public Service Company of New Mexico),
                                            Series A, 5.75% due 11/01/2022                                         1,333
                                            Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                            Bonds (America West Airlines Inc. Project), AMT:
               NR*     B1          2,000      6.25% due 6/01/2019                                                  1,843
               NR*     B1          1,600      6.30% due 4/01/2023                                                  1,475
               B       B2          2,000    Pima County, Arizona, IDA, Industrial Revenue Refunding
                                            Bonds (Tucson Electric Power Company Project), Series B,
                                            6% due 9/01/2029                                                       1,790
               NR*     NR*         1,000    Show Low, Arizona, Improvement District No. 5, Special
                                            Assessment Bonds, 6.375% due 1/01/2015                                   985

California     NR*     A2          2,500    California Health Facilities Finance Authority Revenue
--9.1%                                      Bonds (Cedars-Sinai Medical Center), Series A, 6.25% due 12/01/2034    2,464
               AAA     NR*         5,250    California Health Facilities Finance Authority, Revenue
                                            Refunding Bonds, RIB, Series 90, 7.145% due 8/15/2028 (a)(e)           4,234
               AA-     Aa3         2,725    California State, GO, Refunding (Veterans Bonds), AMT,
                                            Series BH, 5.60% due 12/01/2032                                        2,503
               AAA     Aaa         5,000    California State Public Works Board, Lease Revenue Refunding
                                            Bonds (Department of Corrections--State Prisons), Series A,
                                            5% due 12/01/2019 (c)                                                  4,496
                                            Los Angeles County, California, Schools Regionalized
                                            Business Services, COP, Pooled Financing, Series A (c):
               AAA     Aaa         1,430      5.90%** due 8/01/2019                                                  422
               AAA     Aaa         2,510      6%** due 8/01/2029                                                     394

Colorado       NR*     NR*         1,500    Denver, Colorado, Urban Renewal Authority, Tax Increment
--1.0%                                      Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    1,640

Connecticut    BB-     Ba1         5,000    Connecticut State Development Authority, PCR, Refunding
--5.0%                                      (Connecticut Light & Power Company), Series A, 5.85%
                                            due 9/01/2028                                                          4,569
               NR*     Baa3        4,000    Mashantucket Western Pequot Tribe, Connecticut, Special
                                            Revenue Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028             3,524

District of    A1+     VMIG1++     1,000    District of Columbia, GO (General Fund Recovery),
Columbia--                                  VRDN, Series B-2, 3.55% due 6/01/2003 (i)                              1,000
0.6%

Florida--8.1%  AAA     Aaa         3,145    Florida State Board of Education, Capital Outlay, GO
                                            (Public Education), Series B, 4.50% due 6/01/2028 (a)                  2,464
               A-      Baa1        4,000    Highlands County, Florida, Health Facilities Authority
                                            Revenue Bonds (Adventist Hospital Health System), 5.25%
                                            due 11/15/2020                                                         3,379
               NR*     Aaa         2,500    Orange County, Florida, School Board COP, RIB, Series 130,
                                            6.67% due 8/01/2023 (a)(e)                                             2,028
               NR*     B1          2,260    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                            Education and Research Foundation Project), Series A,
                                            6.85% due 9/01/2013                                                    2,125
               A1+     VMIG1++     3,000    Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                            and Light Company Project), VRDN, 3.50% due 1/01/2026 (i)              3,000

Georgia        AAA     Aa2         3,250    Georgia State HFA, S/F Mortgage Revenue Refunding Bonds,
--2.1%                                      Series A, Sub-Series A-1, 6.125% due 12/01/2015 (j)                    3,301

Illinois       NR*     NR*           935    Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
--3.5%                                      8% due 10/01/2016                                                      1,018
               AAA     Aa3         3,285    Illinois Development Finance Authority Revenue Bonds
                                            (Presbyterian Home Lake Project), Series B, 6.30%
                                            due 9/01/2022 (d)                                                      3,342
               NR*     Baa1        1,250    Illinois Health Facilities Authority Revenue Bonds
                                            (Holy Cross Hospital Project), 6.70% due 3/01/2014                     1,274

Louisiana      CC      NR*         4,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
--2.4%                                      Company Project), 6.50% due 1/01/2017                                  3,800

Maryland       NR*     NR*         3,000    Maryland State Energy Financing Administration, Limited
--1.9%                                      Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                            AMT, 7.40% due 9/01/2019                                               3,131

Massachusetts  AA      NR*         1,650    Massachusetts State Development Finance Agency,
--4.0%                                      Revenue Refunding Bonds (The May Institute Inc. Issue),
                                            6% due 9/01/2019                                                       1,600
               NR*     Aaa         3,615    Massachusetts State, HFA, Revenue Refunding Bonds, RITR,
                                            Series 29, 6.82% due 12/01/2028 (a)(e)                                 2,799
               A       NR*         2,000    Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds (Schepens Eye Research Project),
                                            Series A, 6.50% due 7/01/2028                                          2,043

Michigan       AAA     Aaa         3,100    Michigan State Hospital Finance Authority, Revenue
--2.0%                                      Refunding Bonds, INFLOS, 8.666% due 2/15/2022 (d)(e)                   3,177

Mississippi    BBB-    Ba1         3,000    Mississippi Business Finance Corporation, Mississippi,
--2.4%                                      PCR, Refunding (System Energy Resources Inc. Project),
                                            5.875% due 4/01/2022                                                   2,644
               NR*     NR*         1,300    Mississippi Development Bank, Special Obligation Revenue
                                            Refunding Bonds (Diamond Lakes Utilities), Series A,
                                            6.25% due 12/01/2017                                                   1,260

Nevada--1.0%   NR*     NR*         1,530    Reno-Sparks Convention and Visitors Authority, Nevada, Limited
                                            Obligation Revenue Refunding Bonds, 6.40% due 11/01/2003               1,568

New Jersey     BB      Ba2         4,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
--4.6%                                      Inc. Project), AMT, 6.25% due 9/15/2029                                3,725
                                            New Jersey Health Care Facilities Financing Authority,
                                            Revenue Refunding Bonds:
               BBB-    Baa2        2,500      (Englewood Hospital and Medical Center), 6.75% due 7/01/2024         2,513
               BBB     Baa2        1,200      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2014        1,124


Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                  (in Thousands)
               S&P     Moody's     Face                                                                         Value
STATE          Ratings Ratings    Amount    Issue                                                             (Note 1a)
New Mexico     A1+     P1       $    600    Farmington, New Mexico, PCR, Refunding (Arizona Public
--2.8%                                      Service Company), VRDN, Series A, 3.55% due 5/01/2024 (i)           $    600
                                            Farmington, New Mexico, PCR, Refunding
                                            (Public Service Company-San Juan Project):
               BBB-    Baa3        3,000      Series A, 6.30% due 12/01/2016                                       2,877
               BBB     Baa3        1,000      Series D, 6.375% due 4/01/2022                                         956

New York       A1+     VMIG1++     3,000    Long Island Power Authority, New York, Electric System
--13.7%                                     Revenue Bonds, VRDN, Sub-Series 5, 3.50% due 5/01/2033 (i)             3,000
               NR*     Aaa         3,000    New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, RITR,
                                            Series 11, 7.77% due 6/15/2026 (d)(e)                                  2,885
               A1+     VMIG1++     1,000    New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Refunding Bonds,
                                            VRDN, Series G, 3.50% due 6/15/2024 (b)(i)                             1,000
               AAA     Aaa         7,000    New York State Dormitory Authority Revenue Bonds (State University
                                            Educational Facilities), Series B, 4.75% due 5/15/2028 (a)             5,697
               AAA     Aaa        10,000    Port Authority of New York and New Jersey, Consolidated
                                            Revenue Bonds, 116th Series, 4.25% due 10/01/2026 (b)                  7,547
               A+      Aa3         2,000    Triborough Bridge and Tunnel Authority, New York, General
                                            Purpose Revenue Bonds, Series B, 5.20% due 1/01/2027                   1,753

North          AA      Aa2         1,830    North Carolina HFA, S/F Revenue Bonds, Series II, 6.20%
Carolina                                    due 3/01/2016 (j)                                                      1,866
--1.2%

Ohio--8.3%     BBB     NR*         4,875    Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                            (Emery Air Freight), Series A, 5.625% due 2/01/2018                    4,351
               NR*     Baa3        3,000    Franklin County, Ohio, Hospital Revenue Bonds (Doctors of
                                            Ohio Health Corp.), Series A, 5.60% due 12/01/2028                     2,518
               BBB-    Baa2        3,000    Ohio State Environmental Improvement Revenue Refunding Bonds
                                            (USX Corporation Project), 5.625% due 5/01/2029                        2,625
               NR*     NR*         3,000    Ohio State, HFA, Mortgage Revenue Refunding Bonds, RITR, AMT,
                                            Series 15, 6.57% due 9/01/2019 (d)(e)(g)                               2,410
               NR*     NR*         1,400    Ohio State Higher Educational Facility, Commission Revenue
                                            Bonds (University of Findlay Project), 6.125% due 9/01/2016            1,370

Oklahoma       AAA     NR*         1,650    Holdenville, Oklahoma, Industrial Authority, Correctional
--1.1%                                      Facility Revenue Bonds, 6.60% due 7/01/2006 (f)(h)                     1,812

Pennsylvania   NR*     NR*         1,750    Pennsylvania Economic Development Financing Authority,
--1.6%                                      Exempt Facilities Revenue Bonds (National Gypsum Company), AMT,
                                            Series A, 6.25% due 11/01/2027                                         1,661
               NR*     NR*         1,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                            Commercial Development (Doubletree), Series A, 6.50% due 10/01/2027      993

South          AAA     Aaa         1,000    Fairfield County, South Carolina, PCR (South Carolina
Carolina                                    Electric and Gas), 6.50% due 9/01/2014 (a)                             1,062
--0.7%

Tennessee      NR*     NR*         1,610    Hardeman County, Tennessee, Correctional Facilities
--1.1%                                      Corporation Revenue Bonds, 7.75% due 8/01/2017                         1,693

Texas--2.7%    AAA     Aaa         5,000    Bexar, Texas, Metropolitan Water District, Waterworks System
                                            Revenue Refunding Bonds, 5% due 5/01/2022 (a)                          4,326

Utah--0.6%     NR*     NR*         1,000    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                            AMT, Series A, 7.55% due 7/01/2027                                     1,048

Virginia       NR*     NR*         1,500    Dulles Town Center Community Development Authority, Virginia,
--3.3%                                      Special Assessment Tax (Dulles Town Center Project), 6.25%
                                            due 3/01/2026                                                          1,417
               NR*     NR*         1,750    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                            (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                     1,692
                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
               NR*     Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                        631
               BBB-    Baa3       11,600      Senior Series B, 5.91%** due 8/15/2029                               1,502

Wyoming        AA      NR*         5,000    Wyoming Student Loan Corporation, Student Loan Revenue Refunding
--3.1%                                      Bonds, Series A, 6.20% due 6/01/2024                                   4,956

Puerto Rico    AAA     Aaa        10,000    Puerto Rico Commonwealth, GO, Refunding, Public
--5.1%                                      Improvement, 4.50% due 7/01/2023 (c)                                   8,116

               Total Investments (Cost--$170,834)--100.1%                                                        160,298

               Liabilities in Excess of Other Assets--(0.1%)                                                        (124)
                                                                                                                --------
               Net Assets--100.0%                                                                               $160,174
                                                                                                                ========



            (a)MBIA Insured.
            (b)FGIC Insured.
            (c)AMBAC Insured.
            (d)FSA Insured.
            (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
            (f)Connie Lee Insured.
            (g)GNMA Collateralized.
            (h)Prerefunded.
            (i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
            (j)FHA Insured.
              *Not Rated.
             **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
             ++Highest short-term rating by Moody's Investors Service, Inc.
             Ratings of issues shown have not been audited by Deloitte and Touche LLP.

             See Notes to Financial Statements.



Quality
Profile

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    36.3%
AA/Aa                                       7.9
A/A                                         4.9
BBB/Baa                                    17.0
BB/Ba                                       5.6
B/B                                         5.6
CC/Ca                                       2.4
NR (Not Rated)                             13.7
Other++                                     6.7

[FN]
++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1999
Assets:             Investments, at value (identified cost--$170,834,341) (Note 1a)                         $160,298,047
                    Cash                                                                                          60,198
                    Receivables:
                      Interest                                                             $  2,609,620
                      Securities sold                                                           100,000        2,709,620
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      62,645
                    Prepaid registration fees and other assets (Note 1e)                                          11,189
                                                                                                            ------------
                    Total assets                                                                             163,141,699
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,444,998
                      Dividends to shareholders (Note 1f)                                       166,138
                      Investment advisory fees (Note 2)                                          62,109
                      Administration fees (Note 2)                                               38,818        2,712,063
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       255,826
                                                                                                            ------------
                    Total liabilities                                                                          2,967,889
                                                                                                            ------------

Net Assets:         Net assets                                                                              $160,173,810
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 2,320 shares outstanding at $25,000 per share
                      liquidation preference)                                                               $ 58,000,000
                      Common Stock, par value $.10 per share (11,499,256 shares
                      issued and outstanding)                                              $  1,149,926
                    Paid-in capital in excess of par                                        116,086,456
                    Undistributed investment income--net                                         20,331
                    Accumulated realized capital losses on investments--net (Note 5)         (1,140,579)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1f)                                      (3,406,030)
                    Unrealized depreciation on investments--net                             (10,536,294)
                                                                                           ------------
                    Total--Equivalent to $8.89 net asset value per
                    share of Common Stock                                                                    102,173,810
                                                                                                            ------------
                    Total capital                                                                           $160,173,810
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  9,953,782
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    852,812
                    Administrative fees (Note 2)                                                426,406
                    Professional fees                                                           149,980
                    Commission fees (Note 4)                                                    144,234
                    Printing and shareholder reports                                            130,135
                    Transfer agent fees                                                         122,750
                    Registration fees                                                            72,684
                    Listing fees                                                                 63,461
                    Amortization of organization expenses (Note 1e)                              62,134
                    Accounting services (Note 2)                                                 55,031
                    Directors' fees and expenses                                                 26,790
                    Custodian fees                                                               19,923
                    Pricing fees                                                                 10,064
                    Other                                                                        32,463
                                                                                           ------------
                    Total expenses before reimbursement                                       2,168,867
                    Reimbursement of expenses (Note 2)                                         (170,562)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,998,305
                                                                                                            ------------
                    Investment income--net                                                                     7,955,477
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (3,963,881)
Unrealized Loss on  Change in unrealized appreciation/depreciation on investments--net                       (16,190,234)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3):
                    Net Decrease in Net Assets Resulting from Operations                                    $(12,198,638)
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                        1999              1998
Operations:         Investment income--net                                                 $  7,955,477     $  7,264,212
                    Realized gain (loss) on investments--net                                 (3,963,881)       3,377,592
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (16,190,234)        (298,794)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                         (12,198,638)      10,343,010
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,440,369)      (5,962,701)
Shareholders          Preferred Stock                                                        (1,494,777)      (1,320,711)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,715,643)
                      Preferred Stock                                                                --         (620,698)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (2,910,041)              --
                      Preferred Stock                                                          (495,989)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,341,176)      (9,619,753)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                10,000,000               --
Transactions        Net proceeds from issuance of Common Stock                               10,374,468       13,153,080
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                             20,374,468       13,153,080
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (3,165,346)      13,876,337
                    Beginning of year                                                       163,339,156      149,462,819
                                                                                           ------------     ------------
                    End of year*                                                           $160,173,810     $163,339,156
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $     20,331     $         --
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                               For the
                    The following per share data and ratios                                                    Period
                    have been derived from information provided                                              November 3,
                    in the financial statements.                            For the Year Ended                1995++ to
                                                                                October 31,                  October 31,
                    Increase (Decrease) in Net Asset Value:         1999           1998          1997           1996
Per Share           Net asset value, beginning of period       $      10.96   $      10.87   $      10.17   $      10.00
Operating                                                      ------------   ------------   ------------   ------------
Performance:        Investment income--net                              .71            .73            .75            .68
                    Realized and unrealized gain
                    (loss) on investments--net                        (1.75)           .35            .70            .21
                                                               ------------   ------------   ------------   ------------
                    Total from investment operations                  (1.04)          1.08           1.45            .89
                                                               ------------   ------------   ------------   ------------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                           (.58)          (.60)          (.59)          (.59)
                      Realized gain on investments--net                  --           (.19)            --             --
                      In excess of realized gain on
                      investments--net                                 (.27)            --             --             --
                                                               ------------   ------------   ------------   ------------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.85)          (.79)          (.59)          (.59)
                                                               ------------   ------------   ------------   ------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                         (.13)          (.13)          (.16)          (.09)
                        Realized gain on investments--net                --           (.07)            --             --
                        In excess of realized gain on
                        investments--net                               (.05)            --             --             --
                      Capital charge resulting from
                      issuance of Preferred Stock                        --             --             --           (.04)
                                                               ------------   ------------   ------------   ------------
                    Total effect of Preferred Stock
                    activity                                           (.18)          (.20)          (.16)          (.13)
                                                               ------------   ------------   ------------   ------------
                    Net asset value, end of period             $       8.89   $      10.96   $      10.87   $      10.17
                                                               ============   ============   ============   ============

Total Investment    Based on net asset value per share              (11.94%)         8.28%         13.08%          7.81%+++
Return:**                                                      ============   ============   ============   ============

Ratios Based on     Total expenses, net of reimbursement***           1.75%          1.61%          1.37%           .68%*
Average Net                                                    ============   ============   ============   ============
Assets of           Total expenses***                                 1.90%          1.80%          1.83%          1.60%*
Common Stock:                                                  ============   ============   ============   ============
                    Total investment income--net***                   6.98%          6.65%          7.14%          6.86%*
                                                               ============   ============   ============   ============
                    Amount of dividends to Preferred Stock
                    shareholders                                      1.31%          1.21%          1.53%           .94%*
                                                               ============   ============   ============   ============
                    Investment income--net, to Common Stock
                    shareholders                                      5.67%          5.44%          5.61%          5.92%*
                                                               ============   ============   ============   ============

Ratios Based        Total expenses, net of reimbursement              1.17%          1.12%           .96%           .53%*
on Total                                                       ============   ============   ============   ============
Average Net         Total expenses                                    1.27%          1.25%          1.28%          1.26%*
Assets:++++++***                                               ============   ============   ============   ============
                    Total investment income--net                      4.66%          4.61%          5.01%          5.40%*
                                                               ============   ============   ============   ============

Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                      2.63%          2.75%          3.58%          3.49%*
Assets of                                                      ============   ============   ============   ============
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)               $    102,174   $    115,339   $    101,463   $     83,573
                                                               ============   ============   ============   ============
                    Preferred Stock outstanding, end of
                    period (in thousands)                      $     58,000   $     48,000   $     48,000   $     38,000
                                                               ============   ============   ============   ============
                    Portfolio turnover                              158.57%        141.53%        144.34%        234.41%
                                                               ============   ============   ============   ============

Leverage:           Asset coverage per $1,000                  $      2,762   $      3,403   $      3,114   $      3,199
                                                               ============   ============   ============   ============

Dividends Per       Investment income--net                     $        644   $        533   $        897   $        564
Share On                                                       ============   ============   ============   ============
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was initially issued on March 11, 1996.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 1999, FAM earned fees of $852,812, of which $170,562 was voluntarily waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related porfolio activities) necessary for the operation of the Fund.

For the year ended October 31, 1999, Merrill Lynch Funds
Distributors ("MLFD"), a division of Princeton Funds Distributor,
Inc. ("PFD"), earned early withdrawal charges of $60,852 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended October 31, 1999, were $271,626,840 and $265,285,999, respectively.

Net realized gains (losses) for year ended October 31, 1999 and net unrealized losses as of October 31, 1999, were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments            $ (4,526,700)  $(10,536,294)
Financial futures contracts           562,819             --
                                 ------------   ------------
Total                            $ (3,963,881)  $(10,536,294)
                                 ============   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $10,551,530, of which $709,686 related to appreciated securities and $11,261,216 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $170,849,577.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in Common Stock were as follows:

For the Year Ended                                  Dollar
October 31, 1999                      Shares        Amount

Shares sold                         2,518,676    $26,054,342
Shares issued to shareholders in
reinvestment of dividends and
distributions                         295,128      3,036,851
                                 ------------    -----------
Total issued                        2,813,804     29,091,193
Shares tendered                    (1,838,103)   (18,716,725)
                                 ------------    -----------
Net increase                          975,701    $10,374,468
                                 ============    ===========


For the Year Ended                                  Dollar
October 31, 1998                      Shares        Amount

Shares sold                         2,294,432    $25,204,676
Shares issued to shareholders in
reinvestment of dividends and
distributions                         200,364      2,192,687
                                 ------------    -----------
Total issued                        2,494,796     27,397,363
Shares tendered                    (1,304,258)   (14,244,283)
                                 ------------    -----------
Net increase                        1,190,538    $13,153,080
                                 ============    ===========

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.29%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the year ended October 31, 1999 increased by 400 as a result of shares sold and during the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $133,923 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carry-forward of approximately $4,320,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (UNAUDITED)
All of the net investment income distributions paid by Merrill Lynch
Municipal Strategy Fund, Inc. during its taxable year ended October
31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable capital gains distributions paid by the Fund during the year:

                                                      Payable          Short-Term         Long-Term
                                                       Date          Capital Gains      Capital Gains*
Common Stock Shareholders                            12/31/98            $.176813          $.095782

Preferred Stock Shareholders                         11/05/98            $13.87            $ 9.97
                                                     11/12/98            $16.59            $ 7.38
                                                     11/19/98            $17.93            $ 8.05
                                                     11/27/98            $19.21            $ 8.71
                                                     12/03/98            $14.57            $ 6.69
                                                     12/10/98            $16.41            $ 7.62
                                                     12/17/98            $12.65            $ 5.95
                                                     12/24/98            $18.44            $ 8.83
                                                     12/31/98            $20.41            $10.17
                                                      1/07/99            $11.80            $ 7.09

*All of the distributions are subject to the 20% tax rate.

Please retain this information for your records.